Exhibit 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement First Quarter 2015 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9 Property-Liability Operations Property-Liability Results 10 Underwriting Results by Area of Business 11 Premiums Written by Brand 12 Impact of Net Rate Changes Approved on Premiums Written 13 Policies in Force and Other Statistics 14 Allstate Brand Profitability Measures 15 Allstate Brand Statistics 16 Esurance Brand Profitability Measures and Statistics 17 Encompass Brand Profitability Measures and Statistics 18 Auto Profitability Measures 19 Homeowners Profitability Measures 20 Other Personal Lines Profitability Measures 21 Commercial Lines Profitability Measures 22 Other Business Lines Profitability Measures 23 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 24 Allstate Brand Auto and Homeowners Underlying Loss and Expense 25 Homeowners Supplemental Information 26 Catastrophe Losses by Brand 27 Effect of Catastrophe Losses on the Combined Ratio 28 Catastrophe by Size of Event 29 Prior Year Reserve Reestimates 30 Asbestos and Environmental Reserves 31 Allstate Personal Lines - Auto, Homeowners and Other Personal Lines Profitability Measures 32 Emerging Businesses - Esurance, Encompass, Commercial Lines, Other Business Lines, and Answer Financial Profitability Measures 33 Allstate Financial Operations Allstate Financial Results 34 Impact of LBL on Comparison of Allstate Financial Results 35 Return on Attributed Equity 36 Premiums and Contract Charges 37 Change in Contractholder Funds 38 Analysis of Net Income 39 Allstate Financial Weighted Average Investment Spreads 40 Allstate Financial Supplemental Product Information 41 Allstate Financial Insurance Policies and Annuities in Force 42 Allstate Life and Annuities and Allstate Benefits Results and Product Information 43 Corporate and Other Results 44 Investments Investments 45 Limited Partnership Investments 46 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 47 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 48 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 49 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 50 Investment Results 51 Definitions of Non-GAAP Measures 52 THE ALLSTATE CORPORATION Investor Supplement - First Quarter 2015 Table of Contents

1 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Revenues Property-liability insurance premiums $ 7,426 $ 7,354 $ 7,307 $ 7,204 $ 7,064 Life and annuity premiums and contract charges 537 520 512 518 607 Net investment income 850 779 823 898 959 Realized capital gains and losses: Total other-than-temporary impairment ("OTTI") losses (53) (65) (53) (44) (80) OTTI losses reclassified to (from) other comprehensive income 4 (1) - (1) (1) Net OTTI losses recognized in earnings (49) (66) (53) (45) (81) Sales and other realized capital gains and losses 188 172 347 285 135 Total realized capital gains and losses 139 106 294 240 54 Total revenues 8,952 8,759 8,936 8,860 8,684 Costs and expenses Property-liability insurance claims and claims expense 4,993 4,618 4,909 5,142 4,759 Life and annuity contract benefits 441 431 433 413 488 Interest credited to contractholder funds 199 202 198 212 307 Amortization of deferred policy acquisition costs 1,070 1,035 1,030 1,035 1,035 Operating costs and expenses 1,090 1,156 1,068 1,023 1,094 Restructuring and related charges 4 5 3 4 6 Loss on extinguishment of debt - - - 1 - Interest expense 73 73 78 84 87 Total costs and expenses 7,870 7,520 7,719 7,914 7,776 (Loss) gain on disposition of operations (1) 3 (27) 9 (59) Income from operations before income tax expense 1,081 1,242 1,190 955 849 Income tax expense 404 418 409 310 249 Net income $ 677 $ 824 $ 781 $ 645 $ 600 Preferred stock dividends 29 29 31 31 13 Net income available to common shareholders $ 648 $ 795 $ 750 $ 614 $ 587 Earnings per common share: Net income available to common shareholders per common share - Basic $ 1.56 $ 1.89 $ 1.77 $ 1.41 $ 1.31 Weighted average common shares - Basic 415.8 420.2 424.5 434.3 446.4 Net income available to common shareholders per common share - Diluted $ 1.53 $ 1.86 $ 1.74 $ 1.39 $ 1.30 Weighted average common shares - Diluted 422.6 427.7 431.2 440.7 452.8 Cash dividends declared per common share $ 0.30 $ 0.28 $ 0.28 $ 0.28 $ 0.28 THE ALLSTATE CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS ($ in millions, except per share data) Three months ended

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Contribution to income					
Operating income before the impact of restructuring and related charges	$ 619	$ 740	$ 599	$ 448	$ 592
Restructuring and related charges, after-tax	(3)	(4)	(1)	(3)	(4)
Operating income *	616	736	598	445	588
Realized capital gains and losses, after-tax	90	70	192	154	35
Valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(3)	2	(3)	(11)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(3)	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	2	-	3	2
Amortization of purchased intangible assets, after-tax	(8)	(12)	(11)	(11)	(11)
(Loss) gain on disposition of operations, after-tax	(1)	2	(28)	26	(16)
Change in accounting for investments in qualified affordable housing projects, after-tax	(45)	-	-	-	-
Net income available to common shareholders	$ 648	$ 795	$ 750	$ 614	$ 587
Income per common share - Diluted					
Operating income before the impact of restructuring and related charges	$ 1.46	$ 1.73	$ 1.39	$ 1.02	$ 1.31
Restructuring and related charges, after-tax	-	(0.01)	-	(0.01)	(0.01)
Operating income	1.46	1.72	1.39	1.01	1.30
Realized capital gains and losses, after-tax	0.21	0.16	0.45	0.35	0.08
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.01)	-	(0.01)	(0.02)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(0.01)	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	0.01	-	0.01	-
Amortization of purchased intangible assets, after-tax	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)
(Loss) gain on disposition of operations, after-tax	-	0.01	(0.06)	0.06	(0.04)
Change in accounting for investments in qualified affordable housing projects, after-tax	(0.11)	-	-	-	-
Net income available to common shareholders	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30
Weighted average common shares - Diluted	422.6	427.7	431.2	440.7	452.8

2

3 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Property-Liability Property-Liability insurance premiums $ 7,426 $ 7,354 $ 7,307 $ 7,204 $ 7,064 Net investment income 358 294 344 351 312 Realized capital gains and losses 28 (20) 266 250 53 Total Property-Liability revenues 7,812 7,628 7,917 7,805 7,429 Allstate Financial Life and annuity premiums and contract charges 537 520 512 518 607 Net investment income 484 480 473 538 640 Realized capital gains and losses 111 125 28 (10) 1 Total Allstate Financial revenues 1,132 1,125 1,013 1,046 1,248 Corporate and Other Service fees (1) 1 1 1 1 2 Net investment income 8 5 6 9 7 Realized capital gains and losses - 1 - - - Total Corporate and Other revenues before reclassification of services fees 9 7 7 10 9 Reclassification of service fees (1) (1) (1) (1) (1) (2) Total Corporate and Other revenues 8 6 6 9 7 Consolidated revenues $ 8,952 $ 8,759 $ 8,936 $ 8,860 $ 8,684 (1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses. THE ALLSTATE CORPORATION REVENUES ($ in millions) Three months ended

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $58,235, $59,672, $59,616, $59,447 and $58,587)	$ 61,403	$ 62,440	$ 62,313	$ 62,634	$ 61,161
Equity securities, at fair value (cost $3,752, $3,692, $3,877, $4,658 and $4,575)	4,166	4,104	4,335	5,394	5,297
Mortgage loans	4,276	4,188	4,143	4,174	4,472
Limited partnership interests	4,699	4,527	4,348	4,309	5,024
Short-term, at fair value (amortized cost $2,497, $2,540, $2,463, $2,914 and $2,573)	2,497	2,540	2,463	2,914	2,573
Other	3,396	3,314	3,119	3,138	3,163
Total investments	80,437	81,113	80,721	82,563	81,690
Cash	916	657	885	889	1,170
Premium installment receivables, net	5,502	5,465	5,604	5,384	5,271
Deferred policy acquisition costs	3,527	3,525	3,516	3,377	3,316
Reinsurance recoverables, net [(1)]	8,408	8,490	7,555	7,500	7,512
Accrued investment income	597	591	595	611	610
Property and equipment, net	1,026	1,031	1,012	990	1,024
Goodwill	1,219	1,219	1,219	1,219	1,243
Other assets	2,128	2,046	2,682	2,920	2,187
Separate Accounts	4,304	4,396	4,521	4,780	4,878
Assets held for sale	-	-	-	-	15,390
Total assets	$ 108,064	$ 108,533	$ 108,310	$ 110,233	$ 124,291

	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 23,103	$ 22,923	$ 22,350	$ 22,317	$ 21,985
Reserve for life-contingent contract benefits	12,318	12,380	12,482	12,688	12,435
Contractholder funds	22,267	22,529	22,848	23,472	23,989
Unearned premiums	11,489	11,655	11,728	11,217	10,821
Claim payments outstanding	796	784	814	851	785
Deferred income taxes	779	715	1,076	1,146	886
Other liabilities and accrued expenses	5,635	5,653	4,967	5,044	5,566
Long-term debt	5,194	5,194	5,195	5,846	6,200
Separate Accounts	4,304	4,396	4,521	4,780	4,878
Liabilities held for sale	-	-	-	-	14,641
Total liabilities	85,885	86,229	85,981	87,361	102,186
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand, 72.2 thousand, 72.2 thousand, 72.2 thousand and 62.2 thousand outstanding	1,746	1,746	1,746	1,746	1,505
Common stock, 409 million, 418 million, 419 million, 434 million and 434 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,109	3,199	3,059	3,035	3,017
Retained income	38,363	37,842	37,164	36,532	36,041
Deferred ESOP expense	(23)	(23)	(31)	(31)	(31)
Treasury stock, at cost (491 million, 482 million, 481 million, 466 million and 466 million)	(21,799)	(21,030)	(20,856)	(19,985)	(19,922)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	71	72	70	72	66
Other unrealized net capital gains and losses	2,255	1,988	1,970	2,461	2,271
Unrealized adjustment to DAC, DSI and insurance reserves	(189)	(134)	(213)	(383)	(246)
Total unrealized net capital gains and losses	2,137	1,926	1,827	2,150	2,091
Unrealized foreign currency translation adjustments	(29)	(2)	18	35	22
Unrecognized pension and other postretirement benefit cost	(1,334)	(1,363)	(607)	(619)	(627)
Total accumulated other comprehensive income	774	561	1,238	1,566	1,486
Total shareholders' equity	22,179	22,304	22,329	22,872	22,105
Total liabilities and shareholders' equity	$ 108,064	$ 108,533	$ 108,310	$ 110,233	$ 124,291

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $5,719 million, $5,694 million, $4,764 million, $4,695 million and $4,671 million as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Book value per common share					
Numerator:					
Common shareholders' equity [1]	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	415.4	426.2	426.3	440.4	441.1
Book value per common share	$ 49.19	$ 48.24	$ 48.28	$ 47.97	$ 46.70
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *					
Numerator:					
Common shareholders' equity	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses on fixed income securities	1,871	1,666	1,541	1,690	1,640
Adjusted common shareholders' equity	$ 18,562	$ 18,892	$ 19,042	$ 19,436	$ 18,960
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	415.4	426.2	426.3	440.4	441.1
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$ 44.68	$ 44.33	$ 44.67	$ 44.13	$ 42.98

[1] Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,746 million, $1,746 million and $1,505 million as of March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30 2014	June 30, 2014	March 31, 2014
Return on Common Shareholders' Equity					
Numerator:					
Net income available to common shareholders [(1)]	$ 2,807	$ 2,746	$ 2,761	$ 2,321	$ 2,141
Denominator:					
Beginning common shareholders' equity	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Ending common shareholders' equity	20,433	20,558	20,583	21,126	20,600
Average common shareholders' equity [(2)]	$ 20,517	$ 20,629	$ 20,357	$ 20,359	$ 20,610
Return on common shareholders' equity	13.7 %	13.3 %	13.6 %	11.4 %	10.4 %
Operating Income Return on Common Shareholders' Equity *					
Numerator:					
Operating income [(1)]	$ 2,395	$ 2,367	$ 2,412	$ 2,527	$ 2,611
Denominator:					
Beginning common shareholders' equity	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Unrealized net capital gains and losses	2,091	1,646	1,714	1,651	2,905
Adjusted beginning common shareholders' equity	18,509	19,054	18,416	17,940	17,714
Ending common shareholders' equity	20,433	20,558	20,583	21,126	20,600
Unrealized net capital gains and losses	2,137	1,926	1,827	2,150	2,091
Adjusted ending common shareholders' equity	18,296	18,632	18,756	18,976	18,509
Average adjusted common shareholders' equity [(2)]	$ 18,403	$ 18,843	$ 18,586	$ 18,458	$ 18,112
Operating income return on common shareholders' equity	13.0 %	12.6 %	13.0 %	13.7 %	14.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

7 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 5,194 5,194 5,195 5,846 6,200 Total debt $ 5,194 $ 5,194 $ 5,195 $ 5,846 $ 6,200 Capital resources Debt $ 5,194 $ 5,194 $ 5,195 $ 5,846 $ 6,200 Shareholders' equity Preferred stock and additional capital paid-in 1,746 1,746 1,746 1,746 1,505 Common stock 9 9 9 9 9 Additional capital paid-in 3,109 3,199 3,059 3,035 3,017 Retained income 38,363 37,842 37,164 36,532 36,041 Deferred ESOP expense (23) (23) (31) (31) (31) Treasury stock (21,799) (21,030) (20,856) (19,985) (19,922) Unrealized net capital gains and losses 2,137 1,926 1,827 2,150 2,091 Unrealized foreign currency translation adjustments (29) (2) 18 35 22 Unrecognized pension and other postretirement benefit cost (1,334) (1,363) (607) (619) (627) Total shareholders' equity 22,179 22,304 22,329 22,872 22,105 Total capital resources $ 27,373 $ 27,498 $ 27,524 $ 28,718 $ 28,305 Ratio of debt to shareholders' equity 23.4% 23.3% 23.3% 25.6% 28.0 % Ratio of debt to capital resources 19.0% 18.9% 18.9% 20.4% 21.9 % THE ALLSTATE CORPORATION DEBT TO CAPITAL ($ in millions)

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES					
Net income	$ 677	$ 824	$ 781	$ 645	$ 600
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and other non-cash items	87	89	88	91	98
Realized capital gains and losses	(139)	(106)	(294)	(240)	(54)
Loss on extinguishment of debt	-	-	-	1	-
Loss (gain) on disposition of operations	1	(3)	27	(9)	59
Interest credited to contractholder funds	199	202	198	212	307
Changes in:					
Policy benefits and other insurance reserves	115	491	(53)	121	(18)
Unearned premiums	(117)	(56)	535	379	(92)
Deferred policy acquisition costs	(35)	(31)	(112)	(80)	3
Premium installment receivables, net	(66)	129	(234)	(106)	(46)
Reinsurance recoverables, net	(24)	(958)	(71)	6	(45)
Income taxes	59	30	370	(127)	(68)
Other operating assets and liabilities	(191)	60	129	(166)	(270)
Net cash provided by operating activities	566	671	1,364	727	474
CASH FLOWS FROM INVESTING ACTIVITIES					
Proceeds from sales					
Fixed income securities	9,453	6,961	13,443	7,722	6,483
Equity securities	1,152	1,492	2,519	1,416	1,328
Limited partnership interests	296	389	282	564	238
Mortgage loans	-	-	-	-	10
Other investments	47	114	211	51	30
Investment collections					
Fixed income securities	1,213	949	1,057	881	849
Mortgage loans	114	238	142	402	324
Other investments	60	33	51	57	50
Investment purchases					
Fixed income securities	(9,210)	(8,109)	(14,848)	(9,550)	(6,252)
Equity securities	(1,172)	(1,235)	(1,540)	(1,338)	(1,330)
Limited partnership interests	(365)	(506)	(239)	(376)	(277)
Mortgage loans	(202)	(283)	(109)	(107)	(2)
Other investments	(193)	(320)	(257)	(152)	(243)
Change in short-term investments, net	(63)	7	325	(249)	189
Change in other investments, net	2	(12)	9	13	36
Purchases of property and equipment, net	(59)	(81)	(83)	(69)	(55)
Disposition and acquisition of operations	-	-	-	380	(2)
Net cash provided by (used in) investing activities	1,073	(363)	963	(355)	1,376
CASH FLOWS FROM FINANCING ACTIVITIES					
Repayment of long-term debt	-	-	(651)	(354)	(1)
Proceeds from issuance of preferred stock	-	-	-	240	725
Contractholder fund deposits	261	258	260	263	403
Contractholder fund withdrawals	(572)	(615)	(909)	(838)	(1,084)
Dividends paid on common stock	(118)	(117)	(122)	(125)	(113)
Dividends paid on preferred stock	(29)	(31)	(31)	(13)	(12)
Treasury stock purchases	(1,010)	(112)	(932)	(142)	(1,115)
Shares reissued under equity incentive plans, net	64	62	55	72	77
Excess tax benefits on share-based payment arrangements	26	19	4	5	13
Other	(2)	-	(5)	(3)	(6)
Net cash used in financing activities	(1,380)	(536)	(2,331)	(895)	(1,113)
Cash classified as held for sale	-	-	-	242	(242)
NET INCREASE (DECREASE) IN CASH	259	(228)	(4)	(281)	495
CASH AT BEGINNING OF PERIOD	657	885	889	1,170	675
CASH AT END OF PERIOD	$ 916	$ 657	$ 885	$ 889	$ 1,170

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2015							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Mar. 31, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 1,032	$ (1,000)	$ -	$ -	$ -	$ 1,852	$ 1,852	$ -	$ 1,852
Allstate Financial:										
Traditional life and accident and health	753	44	(40)	-	-	-	757	757	-	757
Interest-sensitive life	905	26	(28)	(2)	-	(27)	874	1,066	(192)	874
Fixed annuity	47	-	(1)	1	-	(3)	44	52	(8)	44
Subtotal	1,705	70	(69)	(1)	-	(30)	1,675	1,875	(200)	1,675
Consolidated	$ 3,525	$ 1,102	$ (1,069)	$ (1)	$ -	$ (30)	$ 3,527	$ 3,727	$ (200)	$ 3,527

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2014									Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2014		
	Beginning balance Dec. 31, 2013	DAC classified as held for sale beginning balance	Total DAC including those classified as held for sale	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Effect of unrealized capital gains and losses	Total DAC including those classified as held for sale	DAC classified as held for sale ending balance	Ending balance March 31, 2014	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,625	$ -	$ 1,625	$ 962	$ (961)	$ -	$ -	$ 1,626	$ -	$ 1,626	$ 1,626	$ -	$ 1,626
Allstate Financial:													
Traditional life and accident and health	711	13	724	39	(36)	-	-	727	(13)	714	714	-	714
Interest-sensitive life	991	700	1,691	28	(34)	(2)	(75)	1,608	(674)	934	1,077	(143)	934
Fixed annuity	45	30	75	-	(4)	2	(4)	69	(27)	42	51	(9)	42
Subtotal	1,747	743	2,490	67	(74)	-	(79)	2,404	(714)	1,690	1,842	(152)	1,690
Consolidated	$ 3,372	$ 743	$ 4,115	$ 1,029	$ (1,035)	$ -	$ (79)	$ 4,030	$ (714)	$ 3,316	$ 3,468	$ (152)	$ 3,316

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Premiums written	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969
Decrease (increase) in unearned premiums	166	74	(512)	(397)	112
Other	(46)	(12)	13	54	(17)
Premiums earned	7,426	7,354	7,307	7,204	7,064
Claims and claims expense	(4,993)	(4,618)	(4,909)	(5,142)	(4,759)
Amortization of deferred policy acquisition costs	(1,000)	(973)	(972)	(969)	(961)
Operating costs and expenses	(962)	(1,021)	(948)	(901)	(968)
Restructuring and related charges	(4)	(5)	(4)	(3)	(4)
Underwriting income *	467	737	474	189	372
Net investment income [(1)]	358	294	344	351	312
Periodic settlements and accruals on non-hedge derivative instruments	(1)	(2)	(1)	(3)	(3)
Amortization of purchased intangible assets	12	17	17	17	17
Income tax expense on operations	(281)	(359)	(281)	(190)	(230)
Operating income	555	687	553	364	468
Realized capital gains and losses, after-tax	18	(11)	173	161	34
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	2	-	2	2
Amortization of purchased intangible assets, after-tax	(8)	(12)	(11)	(11)	(11)
(Loss) gain on disposition of operations	-	-	(1)	38	-
Change in accounting for investments in qualified affordable housing projects, after-tax	(28)	-	-	-	-
Net income available to common shareholders	$ 538	$ 666	$ 714	$ 554	$ 493
Catastrophe losses	$ 294	$ 95	$ 517	$ 936	$ 445
Operating ratios					
Claims and claims expense ("loss") ratio	67.2	62.8	67.2	71.4	67.4
Expense ratio	26.5	27.2	26.3	26.0	27.3
Combined ratio	93.7	90.0	93.5	97.4	94.7
Combined ratio excluding the effect of catastrophes *	89.7	88.7	86.4	84.4	88.4
Effect of catastrophe losses on combined ratio	4.0	1.3	7.1	13.0	6.3
Combined ratio	93.7	90.0	93.5	97.4	94.7
Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio")	89.0	89.5	86.1	84.7	88.4
Effect of catastrophe losses on combined ratio	4.0	1.3	7.1	13.0	6.3
Effect of prior year reserve reestimates on combined ratio	0.5	(1.0)	0.1	(0.1)	(0.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	-	-	(0.5)	-
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.2	0.2	0.3	0.2
Combined ratio	93.7	90.0	93.5	97.4	94.7
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	-	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	0.1	1.4	0.1	-

(1) The increase in first quarter 2015 compared to first quarter 2014 was primarily due to higher equity method limited partnership income resulting primarily from favorable real estate valuations. Economic conditions that have contributed to favorable market performance continue to be reflected in strong limited partnership results, but we continue to expect this income to vary significantly between periods.

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Property-Liability Underwriting Summary					
Allstate Protection	$ 469	$ 741	$ 579	$ 192	$ 375
Discontinued Lines and Coverages	(2)	(4)	(105)	(3)	(3)
Underwriting income	$ 467	$ 737	$ 474	$ 189	$ 372
Allstate Protection Underwriting Summary					
Premiums written	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969
Premiums earned	$ 7,426	$ 7,354	$ 7,306	$ 7,204	$ 7,064
Claims and claims expense	(4,992)	(4,615)	(4,804)	(5,140)	(4,756)
Amortization of deferred policy acquisition costs	(1,000)	(973)	(972)	(969)	(961)
Operating costs and expenses	(961)	(1,020)	(947)	(900)	(968)
Restructuring and related charges	(4)	(5)	(4)	(3)	(4)
Underwriting income	$ 469	$ 741	$ 579	$ 192	$ 375
Catastrophe losses	$ 294	$ 95	$ 517	$ 936	$ 445
Operating ratios					
Loss ratio	67.2	62.7	65.8	71.3	67.3
Expense ratio	26.5	27.2	26.3	26.0	27.4
Combined ratio	93.7	89.9	92.1	97.3	94.7
Effect of catastrophe losses on combined ratio	4.0	1.3	7.1	13.0	6.3
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	-	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.2	0.2	0.2	0.2
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ -	$ -	$ 1	$ -	$ -
Premiums earned	$ -	$ -	$ 1	$ -	$ -
Claims and claims expense	(1)	(3)	(105)	(2)	(3)
Operating costs and expenses	(1)	(1)	(1)	(1)	-
Underwriting loss	$ (2)	$ (4)	$ (105)	$ (3)	$ (3)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.1	1.4	0.1	-
Underwriting Income (Loss) by Brand					
Allstate brand	$ 526	$ 782	$ 676	$ 299	$ 478
Esurance brand	(69)	(59)	(62)	(45)	(93)
Encompass brand	14	22	(31)	(59)	(8)
Answer Financial	(2)	(4)	(4)	(3)	(2)
Underwriting income	$ 469	$ 741	$ 579	$ 192	$ 375

11

12 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Allstate brand (1) Auto $ 4,535 $ 4,347 $ 4,490 $ 4,375 $ 4,292 Homeowners 1,379 1,598 1,831 1,765 1,342 Other personal lines 357 376 426 416 351 Commercial lines 128 126 122 130 116 Other business lines 184 176 185 180 176 6,583 6,623 7,054 6,866 6,277 Esurance brand Auto 434 354 403 338 404 Homeowners 5 4 3 1 1 Other personal lines 2 1 2 1 1 441 359 408 340 406 Encompass brand Auto 147 160 178 176 151 Homeowners 111 123 137 136 110 Other personal lines 24 27 28 29 25 282 310 343 341 286 Allstate Protection 7,306 7,292 7,805 7,547 6,969 Discontinued Lines and Coverages - - 1 - - Property-Liability $ 7,306 $ 7,292 $ 7,806 $ 7,547 $ 6,969 Allstate Protection Auto $ 5,116 $ 4,861 $ 5,071 $ 4,889 $ 4,847 Homeowners 1,495 1,725 1,971 1,902 1,453 Other personal lines 383 404 456 446 377 Commercial lines 128 126 122 130 116 Other business lines 184 176 185 180 176 $ 7,306 $ 7,292 $ 7,805 $ 7,547 $ 6,969 (1) Canada premiums included in Allstate brand Auto $ 173 $ 200 $ 233 $ 250 $ 180 Homeowners 41 53 66 63 40 Other personal lines 11 13 16 15 11 $ 225 $ 266 $ 315 $ 328 $ 231 THE ALLSTATE CORPORATION PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND ($ in millions) Three months ended

13 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) (9) 18 (6) 0.4 3.9 14 (6) 0.7 3.4 20 (6) 0.9 3.7 Homeowners (3) 10 (7) 0.2 3.0 16 (7) 0.9 4.6 6 0.2 6.0 Esurance brand Auto 13 1.3 4.4 7 1.4 5.3 15 0.6 3.1 Encompass brand Auto 6 1.3 6.9 13 2.8 6.0 9 0.9 4.1 Homeowners 4 0.4 8.1 9 2.5 7.8 7 0.6 6.5 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 25 (6) - (8) (0.2) 19 0.8 2.5 24 0.8 2.6 Homeowners (3) 11 (7) 0.4 5.7 8 (7) 0.2 2.3 21 1.5 4.5 Esurance brand Auto 15 1.7 4.4 17 2.2 8.2 16 1.1 5.5 Encompass brand Auto 12 2.4 7.6 2 0.5 4.9 11 2.1 6.6 Homeowners 12 1.5 7.8 1 - 2.5 14 2.7 6.4 (1) (2) (3) (4) (5) (6) Includes two, one, one and three Canadian provinces for auto for the three months ended March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. (7) (8) Excluding Canada, Allstate Brand Auto rate change was 0.5% for the three months ended June 30, 2014. (9) Given current loss cost trends, we expect the level of rate increases to accelerate. Approved rates in April 2015 exceed that of the entire first quarter of 2015. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Includes two, one, two and one Canadian provinces for homeowners for the three months ended March 31, 2015, December 31, 2014, June 30, 2014 and March 31, 2014, respectively. June 30, 2014 March 31, 2014 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending March 31, 2015 are estimated to total $108 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Allstate Brand rate changes exclude Canada and specialty auto in periods prior to first quarter 2014. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.8%, 0.4%, 0.2%, 1.1%, 0.5% and 0.5% for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. December 31, 2013 Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.9%, 0.3%, 0.1%, 0.5%, 1.3% and 0.4% for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. December 31, 2014 September 30, 2014 Three months ended Three months ended Three months ended March 31, 2015 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

14 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Policies in Force (in thousands) (1) Allstate Brand Auto 20,036 19,916 19,751 19,605 19,413 Homeowners 6,114 6,106 6,082 6,069 6,063 Landlord 738 738 737 738 740 Renter 1,494 1,466 1,447 1,421 1,402 Condominium 658 655 652 648 646 Other 1,245 1,248 1,248 1,245 1,244 Other personal lines 4,135 4,107 4,084 4,052 4,032 Commercial lines 326 325 320 313 305 Other business lines 941 948 958 972 991 Excess and surplus 27 27 26 25 23 Total 31,579 31,429 31,221 31,036 30,827 Esurance Brand Auto 1,470 1,424 1,410 1,399 1,375 Homeowners 15 10 6 2 1 Other personal lines 42 36 33 30 26 Total 1,527 1,470 1,449 1,431 1,402 Encompass Brand Auto 778 790 792 788 778 Homeowners 361 365 365 364 359 Other personal lines 120 122 123 124 124 Total 1,259 1,277 1,280 1,276 1,261 Total Policies in Force 34,365 34,176 33,950 33,743 33,490 Other Customer Relationships Good Hands Roadside Members (in thousands) (2) 2,118 2,055 1,996 1,871 1,734 Non-Proprietary Premiums ($ in millions) Ivantage (3) $ 1,446 $ 1,422 $ 1,407 $ 1,391 $ 1,376 Answer Financial (4) 149 129 134 125 139 (1) (2) (3) (4) Membership provides pay on demand access to roadside services. Fees for three months ended March 31, 2015 were $86 thousand. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. During first quarter 2015, we added $15 million of premiums under management including $25 million of premiums managed by an independent agency subsidiary partially offset by the impact of conforming commercial business to the current counting methodology. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2015 were $19.0 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non- proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written	$ 6,583	$ 6,623	$ 7,054	$ 6,866	$ 6,277
Net premiums earned					
Auto	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209
Homeowners	1,631	1,625	1,616	1,594	1,580
Other personal lines	391	390	389	387	385
Commercial lines	125	125	120	121	110
Other business lines	141	140	138	131	133
Total	6,720	6,656	6,615	6,530	6,417
Incurred losses					
Auto	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858
Homeowners	894	634	930	1,212	994
Other personal lines	244	223	229	226	279
Commercial lines	98	88	72	78	81
Other business lines	69	65	70	64	63
Total	4,480	4,113	4,265	4,591	4,275
Expenses					
Auto	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075
Homeowners	389	399	382	359	385
Other personal lines	105	118	103	105	108
Commercial lines	38	41	38	35	34
Other business lines	69	63	63	52	62
Total	1,714	1,761	1,674	1,640	1,664
Underwriting income (loss)					
Auto	$ 144	$ 133	$ 300	$ 197	$ 276
Homeowners	348	592	304	23	201
Other personal lines	42	49	57	56	(2)
Commercial lines	(11)	(4)	10	8	(5)
Other business lines	3	12	5	15	8
Total	526	782	676	299	478
Loss ratio [(1)]	66.7	61.8	64.5	70.3	66.6
Expense ratio	25.5	26.5	25.3	25.1	26.0
Combined ratio	92.2	88.3	89.8	95.4	92.6
Effect of catastrophe losses on combined ratio	4.1	1.3	6.9	13.1	6.4
Effect of prior year reserve reestimates on combined ratio	0.7	(1.0)	(1.3)	(0.1)	(0.2)
Effect of advertising expenses on combined ratio	2.3	2.4	2.6	2.7	2.4
Underlying combined ratio	87.4	87.9	84.2	83.0	86.4
Effect of catastrophe losses	4.1	1.3	6.9	13.1	6.4
Effect of prior year non-catastrophe reserve reestimates	0.7	(0.9)	(1.3)	(0.7)	(0.2)
Combined ratio	92.2	88.3	89.8	95.4	92.6

(1) Approximately 0.3 points of the increase in first quarter 2015 compared to first quarter 2014 is due to claims staffing expenses being restored to normal levels following retirements in 2013. Staffing was restored throughout 2014.

15

THE ALLSTATE CORPORATION
ALLSTATE BRAND STATISTICS [1]

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
New Issued Applications (in thousands) [2]					
Auto [7]	792	740	809	770	714
Homeowners	177	178	201	192	154
Average Premium - Gross Written ($) [3]					
Auto	484	486	481	478	473
Homeowners	1,148	1,144	1,144	1,135	1,137
Average Premium - Net Earned ($) [4]					
Auto	444	444	443	441	435
Homeowners	1,060	1,060	1,054	1,045	1,034
Renewal Ratio (%) [5]					
Auto	88.8	88.6	88.9	89.1	89.0
Homeowners	88.4	88.6	88.6	88.3	88.2
Bodily Injury Claim Frequency					
(% change year-over-year)					
Auto [6]	6.8	4.0	(1.3)	(2.8)	(0.3)
Property Damage Claim Frequency					
(% change year-over-year)					
Auto [6]	2.1	0.5	(1.0)	(2.4)	5.1
Auto Paid Severity					
(% change year-over-year)					
Bodily injury	3.9	6.0	2.2	1.3	0.7
Property damage	4.8	3.9	5.5	4.4	2.7
Homeowners Excluding Catastrophe Losses					
(% change year-over-year)					
Claim frequency	(7.9)	(4.1)	(5.5)	2.3	6.1
Claim severity	6.6	8.1	9.2	5.5	8.3

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the amount allowed on a policy which is currently four or ten depending on the state.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(6) The increase in bodily injury frequency in first quarter 2015 reflects favorable frequency results in first quarter 2014 as well as increases broadly across the country. Quarterly fluctuations in bodily injury frequency can be volatile and have ranged from a decrease of (3.9) to an increase of 6.8 since the beginning of 2011. Over that period of time, on a 12 month moving basis, the year over year (decreases) and increases were (3.7), (1.5), (0.6) and 1.7 for the periods ended March 31, 2012, 2013, 2014 and 2015, respectively. The increase in property damage frequency in first quarter 2015 was impacted in part by adverse winter weather experienced predominately in the east, as well as higher frequency trends broadly across the country. First quarter 2014 was also adversely impacted by winter weather.

(7) Auto new issued applications increased to 792 thousand in first quarter 2015 from 714 thousand in first quarter 2014. As a result of a change that allows a greater number of autos on a single policy, new issued applications are approximately 1.0 point lower in first quarter 2015 compared to first quarter 2014.

16

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written	$ 441	$ 359	$ 408	$ 340	$ 406
Net premiums earned					
Auto	$ 382	$ 378	$ 370	$ 365	$ 342
Homeowners	3	2	1	-	-
Other personal lines	2	1	2	1	1
	387	381	373	366	343
Incurred losses					
Auto	$ 297	$ 300	$ 283	$ 275	$ 260
Homeowners	1	1	1	-	-
Other personal lines	1	1	1	1	-
	299	302	285	276	260
Expenses					
Auto	$ 155	$ 136	$ 148	$ 135	$ 174
Homeowners	-	-	-	-	-
Other personal lines	2	2	2	-	2
	157	138	150	135	176
Underwriting loss					
Auto	$ (70)	$ (58)	$ (61)	$ (45)	$ (92)
Homeowners	2	1	-	-	-
Other personal lines	(1)	(2)	(1)	-	(1)
	(69)	(59)	(62)	(45)	(93)
Loss ratio	77.2	79.3	76.4	75.4	75.8
Expense ratio [(1)]	40.6	36.2	40.2	36.9	51.3
Combined ratio	117.8	115.5	116.6	112.3	127.1
Underlying loss ratio *	78.2	80.3	75.3	74.1	76.4
Expense ratio, excluding the effect of amortization of purchased intangible assets	38.3	33.1	37.0	33.6	47.8
Underlying combined ratio	116.5	113.4	112.3	107.7	124.2
Effect of catastrophe losses on combined ratio	-	0.3	1.9	2.7	0.3
Effect of prior year reserve reestimates on combined ratio	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)
Effect of amortization of purchased intangible assets on combined ratio	2.3	3.1	3.2	3.3	3.5
Effect of advertising expenses on combined ratio	17.3	11.8	15.8	14.5	28.3
Underlying combined ratio	116.5	113.4	112.3	107.7	124.2
Effect of catastrophe losses	-	0.3	1.9	2.7	0.3
Effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)
Effect of amortization of purchased intangible assets	2.3	3.1	3.2	3.3	3.5
Combined ratio	117.8	115.5	116.6	112.3	127.1
Policies in Force (in thousands)					
Auto	1,470	1,424	1,410	1,399	1,375
Homeowners	15	10	6	2	1
Other personal lines	42	36	33	30	26
	1,527	1,470	1,449	1,431	1,402
New Issued Applications (in thousands)					
Auto	195	168	181	177	221
Homeowners	6	4	5	1	1
Other personal lines	12	10	9	10	10
	213	182	195	188	232
Average Premium - Gross Written ($)					
Auto	520	500	499	497	504
Homeowners	849	781	829	822	691
Renewal Ratio (%)					
Auto	79.9	79.4	78.4	80.1	80.4

(1) Customer acquisition costs totaled 27.3 points in first quarter 2015 compared to 38.0 points in first quarter 2014. The spending on expansion initiatives, excluding customer acquisition costs which occur prior to premiums being written, contributed approximately 2.8 points to the expense ratio in first quarter 2015 compared to 2.0 points in first quarter 2014.

17

THE ALLSTATE CORPORATION
ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written	$ 282	$ 310	$ 343	$ 341	$ 286
Net premiums earned					
Auto	$ 165	$ 164	$ 168	$ 162	$ 161
Homeowners	127	126	123	120	117
Other personal lines	27	27	27	26	26
Total	319	317	318	308	304
Incurred losses					
Auto	$ 116	$ 126	$ 131	$ 134	$ 114
Homeowners	74	56	103	118	86
Other personal lines	23	18	20	21	21
Total	213	200	254	273	221
Expenses					
Auto	$ 47	$ 48	$ 50	$ 50	$ 48
Homeowners	37	38	37	37	35
Other personal lines	8	9	8	7	8
Total	92	95	95	94	91
Underwriting income (loss)					
Auto	$ 2	$ (10)	$ (13)	$ (22)	$ (1)
Homeowners	16	32	(17)	(35)	(4)
Other personal lines	(4)	-	(1)	(2)	(3)
Total	14	22	(31)	(59)	(8)
Loss ratio	66.8	63.1	79.8	88.7	72.7
Expense ratio	28.8	30.0	29.9	30.5	29.9
Combined ratio	95.6	93.1	109.7	119.2	102.6
Effect of catastrophe losses on combined ratio	6.3	1.9	16.4	23.7	11.2
Effect of prior year reserve reestimates on combined ratio	(2.2)	(1.2)	(1.9)	1.0	(0.7)
Effect of advertising expenses on combined ratio	0.6	0.3	-	0.6	0.7
Underlying combined ratio	90.6	92.7	95.6	94.8	91.8
Effect of catastrophe losses	6.3	1.9	16.4	23.7	11.2
Effect of prior year non-catastrophe reserve reestimates	(1.3)	(1.5)	(2.3)	0.7	(0.4)
Combined ratio	95.6	93.1	109.7	119.2	102.6
Policies in Force (in thousands)					
Auto	778	790	792	788	778
Homeowners	361	365	365	364	359
Other personal lines	120	122	123	124	124
	1,259	1,277	1,280	1,276	1,261
New Issued Applications (in thousands)					
Auto	23	28	34	40	33
Homeowners	12	15	18	20	17
Average Premium - Gross Written ($)					
Auto	913	901	898	888	893
Homeowners	1,519	1,482	1,471	1,437	1,440
Renewal Ratio (%)					
Auto	78.5	80.0	79.4	80.3	79.2
Homeowners	83.2	84.9	84.8	86.2	86.6

18

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
	Three months ended				
Net premiums written					
Allstate brand	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292
Esurance brand	434	354	403	338	404
Encompass brand	147	160	178	176	151
	5,116	4,861	5,071	4,889	4,847
Net premiums earned					
Allstate brand	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209
Esurance brand	382	378	370	365	342
Encompass brand	165	164	168	162	161
	4,979	4,918	4,890	4,824	4,712
Incurred losses					
Allstate brand	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858
Esurance brand	297	300	283	275	260
Encompass brand	116	126	131	134	114
	3,588	3,529	3,378	3,420	3,232
Expenses					
Allstate brand	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075
Esurance brand	155	136	148	135	174
Encompass brand	47	48	50	50	48
	1,315	1,324	1,286	1,274	1,297
Underwriting income					
Allstate brand	$ 144	$ 133	$ 300	$ 197	$ 276
Esurance brand	(70)	(58)	(61)	(45)	(92)
Encompass brand	2	(10)	(13)	(22)	(1)
	76	65	226	130	183
Loss ratio					
Allstate brand	71.7	70.9	68.1	70.1	67.9
Esurance brand	77.7	79.3	76.5	75.3	76.0
Encompass brand	70.3	76.8	78.0	82.7	70.8
Allstate Protection	72.1	71.8	69.1	70.9	68.6
Expense ratio					
Allstate brand	25.1	26.1	25.0	25.3	25.5
Esurance brand	40.6	36.0	40.0	37.0	50.9
Encompass brand	28.5	29.3	29.7	30.9	29.8
Allstate Protection	26.4	26.9	26.3	26.4	27.5
Combined ratio					
Allstate brand	96.8	97.0	93.1	95.4	93.4
Esurance brand	118.3	115.3	116.5	112.3	126.9
Encompass brand	98.8	106.1	107.7	113.6	100.6
Allstate Protection	98.5	98.7	95.4	97.3	96.1
Effect of catastrophe losses on combined ratio					
Allstate brand	0.3	0.2	1.8	4.1	0.4
Esurance brand	-	0.3	1.9	2.7	0.3
Encompass brand	-	-	3.0	9.3	0.6
Effect of prior year reserve reestimates on combined ratio					
Allstate brand [(1)]	0.8	(1.5)	(1.8)	(0.6)	(0.9)
Esurance brand	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)
Encompass brand	(4.8)	(0.6)	0.5	(3.7)	(4.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio					
Allstate brand	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)
Esurance brand	-	-	-	-	-
Encompass brand	(0.6)	-	-	(0.6)	-
Effect of amortization of purchased intangible assets on combined ratio					
Esurance brand	2.3	3.1	3.2	3.3	3.5

(1) Approximately half of the unfavorable reserve reestimates in first quarter 2015 were due to litigation settlement accruals.

19

20 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2015 2014 2014 2014 2014 Net premiums written Allstate brand $ 1,379 $ 1,598 $ 1,831 $ 1,765 $ 1,342 Esurance brand 5 4 3 1 1 Encompass brand 111 123 137 136 110 1,495 1,725 1,971 1,902 1,453 Net premiums earned Allstate brand $ 1,631 $ 1,625 $ 1,616 $ 1,594 $ 1,580 Esurance brand 3 2 1 - - Encompass brand 127 126 123 120 117 1,761 1,753 1,740 1,714 1,697 Incurred losses Allstate brand $ 894 $ 634 $ 930 $ 1,212 $ 994 Esurance brand 1 1 1 - - Encompass brand 74 56 103 118 86 969 691 1,034 1,330 1,080 Expenses Allstate brand $ 389 $ 399 $ 382 $ 359 $ 385 Esurance brand - - - - - Encompass brand 37 38 37 37 35 426 437 419 396 420 Underwriting income Allstate brand $ 348 $ 592 $ 304 $ 23 $ 201 Esurance brand 2 1 - - - Encompass brand 16 32 (17) (35) (4) 366 625 287 (12) 197 Loss ratio Allstate brand 54.8 39.0 57.6 76.1 62.9 Esurance brand 33.3 50.0 100.0 - - Encompass brand 58.3 44.4 83.7 98.3 73.5 Allstate Protection 55.0 39.4 59.4 77.6 63.6 Expense ratio Allstate brand 23.9 24.6 23.6 22.5 24.4 Esurance brand - - - - - Encompass brand 29.1 30.2 30.1 30.9 29.9 Allstate Protection 24.2 24.9 24.1 23.1 24.8 Combined ratio Allstate brand 78.7 63.6 81.2 98.6 87.3 Esurance brand 33.3 50.0 100.0 - - Encompass brand 87.4 74.6 113.8 129.2 103.4 Allstate Protection 79.2 64.3 83.5 100.7 88.4 Effect of catastrophe losses on combined ratio Allstate brand 13.9 3.8 22.0 38.7 21.3 Encompass brand 14.2 4.8 36.6 46.7 25.6 Effect of prior year reserve reestimates on combined ratio Allstate brand 0.2 (1.1) (0.1) 2.1 0.8 Encompass brand (1.6) (2.4) (6.5) 6.7 4.3 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio Allstate brand (0.1) 0.1 0.7 2.4 0.6 Encompass brand (1.6) 0.8 0.9 1.7 (0.8) THE ALLSTATE CORPORATION HOMEOWNERS PROFITABILITY MEASURES Three months ended

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES

($ in millions)	Three months ended March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written					
Allstate brand	$ 357	$ 376	$ 426	$ 416	$ 351
Esurance brand	2	1	2	1	1
Encompass brand	24	27	28	29	25
	383	404	456	446	377
Net premiums earned					
Allstate brand	$ 391	$ 390	$ 389	$ 387	$ 385
Esurance brand	2	1	2	1	1
Encompass brand	27	27	27	26	26
	420	418	418	414	412
Incurred losses					
Allstate brand	$ 244	$ 223	$ 229	$ 226	$ 279
Esurance brand	1	1	1	1	-
Encompass brand	23	18	20	21	21
	268	242	250	248	300
Expenses					
Allstate brand	$ 105	$ 118	$ 103	$ 105	$ 108
Esurance brand	2	2	2	-	2
Encompass brand	8	9	8	7	8
	115	129	113	112	118
Underwriting income					
Allstate brand	$ 42	$ 49	$ 57	$ 56	$ (2)
Esurance brand	(1)	(2)	(1)	-	(1)
Encompass brand	(4)	-	(1)	(2)	(3)
	37	47	55	54	(6)
Loss ratio					
Allstate brand	62.4	57.2	58.9	58.4	72.5
Esurance brand	50.0	100.0	50.0	100.0	-
Encompass brand	85.2	66.7	74.1	80.8	80.8
Allstate Protection	63.8	57.9	59.8	59.9	72.8
Expense ratio					
Allstate brand	26.9	30.2	26.4	27.1	28.0
Esurance brand	100.0	200.0	100.0	-	200.0
Encompass brand	29.6	33.3	29.6	26.9	30.7
Allstate Protection	27.4	30.9	27.0	27.1	28.7
Combined ratio					
Allstate brand	89.3	87.4	85.3	85.5	100.5
Esurance brand	150.0	300.0	150.0	100.0	200.0
Encompass brand	114.8	100.0	103.7	107.7	111.5
Allstate Protection	91.2	88.8	86.8	87.0	101.5
Effect of catastrophe losses on combined ratio					
Allstate brand	7.4	2.8	4.9	12.4	12.7
Esurance brand	-	-	-	-	-
Encompass brand	7.4	-	7.4	7.7	11.5
Effect of prior year reserve reestimates on combined ratio					
Allstate brand	(0.5)	5.1	2.6	(3.4)	3.9
Esurance brand	-	-	-	-	-
Encompass brand	11.1	-	3.7	3.8	-
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio					
Allstate brand	(0.3)	-	(0.2)	(0.3)	(0.5)
Esurance brand	-	-	-	-	-
Encompass brand	-	-	-	-	-

21

22 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2015 2014 2014 2014 2014 Net premiums written $ 128 $ 126 $ 122 $ 130 $ 116 Net premiums earned $ 125 $ 125 $ 120 $ 121 $ 110 Incurred losses $ 98 $ 88 $ 72 $ 78 $ 81 Expenses $ 38 $ 41 $ 38 $ 35 $ 34 Underwriting (loss) income $ (11) $ (4) $ 10 $ 8 $ (5) Loss ratio 78.4 70.4 60.0 64.5 73.6 Expense ratio 30.4 32.8 31.7 28.9 30.9 Combined ratio 108.8 103.2 91.7 93.4 104.5 Effect of catastrophe losses on combined ratio 4.0 4.8 3.3 8.3 8.2 Effect of prior year reserve reestimates on combined ratio (2) 8.0 (0.8) (14.2) (0.8) (0.9) Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 - 0.7 0.1 1.0 (1) Commercial lines all represent Allstate Brand products. (2) Unfavorable non-catastrophe reserve reestimates of $9 million in first quarter 2015 related to certain fire losses and a general liability claim settlement. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Three months ended

23 March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2015 2014 2014 2014 2014 Net premiums written $ 184 $ 176 $ 185 $ 180 $ 176 Net premiums earned $ 141 $ 140 $ 138 $ 131 $ 133 Incurred losses $ 69 $ 65 $ 70 $ 64 $ 63 Expenses $ 69 $ 63 $ 63 $ 52 $ 62 Underwriting income $ 3 $ 12 $ 5 $ 15 $ 8 Loss ratio 49.0 46.4 50.7 48.8 47.4 Expense ratio 48.9 45.0 45.7 39.7 46.6 Combined ratio 97.9 91.4 96.4 88.5 94.0 Effect of catastrophe losses on combined ratio - - - - - Effect of prior year reserve reestimates on combined ratio - (0.7) - - - Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES Three months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Auto					
Allstate brand underlying combined ratio	95.6	98.2	92.9	91.8	93.8
Effect of catastrophe losses on combined ratio	0.3	0.2	1.8	4.1	0.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.9	(1.4)	(1.6)	(0.5)	(0.8)
Allstate brand combined ratio	96.8	97.0	93.1	95.4	93.4
Esurance brand underlying combined ratio	117.0	113.2	112.2	107.7	124.0
Effect of catastrophe losses on combined ratio	-	0.3	1.9	2.7	0.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)
Effect of amortization of purchased intangible assets on combined ratio	2.3	3.1	3.2	3.3	3.5
Esurance brand combined ratio	118.3	115.3	116.5	112.3	126.9
Encompass brand underlying combined ratio	103.0	106.7	104.2	107.4	104.3
Effect of catastrophe losses on combined ratio	-	-	3.0	9.3	0.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(4.2)	(0.6)	0.5	(3.1)	(4.3)
Encompass brand combined ratio	98.8	106.1	107.7	113.6	100.6
Homeowners					
Allstate brand underlying combined ratio	64.5	61.0	60.0	60.2	65.8
Effect of catastrophe losses on combined ratio	13.9	3.8	22.0	38.7	21.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.3	(1.2)	(0.8)	(0.3)	0.2
Allstate brand combined ratio	78.7	63.6	81.2	98.6	87.3
Encompass brand underlying combined ratio	73.2	73.0	84.6	77.5	72.7
Effect of catastrophe losses on combined ratio	14.2	4.8	36.6	46.7	25.6
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	(3.2)	(7.4)	5.0	5.1
Encompass brand combined ratio	87.4	74.6	113.8	129.2	103.4
Other Personal Lines					
Allstate brand underlying combined ratio	82.1	79.5	77.6	76.2	83.4
Effect of catastrophe losses on combined ratio	7.4	2.8	4.9	12.4	12.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.2)	5.1	2.8	(3.1)	4.4
Allstate brand combined ratio	89.3	87.4	85.3	85.5	100.5
Encompass brand underlying combined ratio	96.3	100.0	92.6	96.2	100.0
Effect of catastrophe losses on combined ratio	7.4	-	7.4	7.7	11.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	11.1	-	3.7	3.8	-
Encompass brand combined ratio	114.8	100.0	103.7	107.7	111.5

24

25 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Auto Annualized average premium (1) $ 885 $ 879 $ 881 $ 877 $ 867 Underlying combined ratios 95.6 98.2 92.9 91.8 93.8 Average underlying loss (incurred pure premium) and expense * $ 846 $ 863 $ 818 $ 805 $ 813 Homeowners Annualized average premium (1) $ 1,067 $ 1,065 $ 1,063 $ 1,051 $ 1,042 Underlying combined ratios 64.5 61.0 60.0 60.2 65.8 Average underlying loss (incurred pure premium) and expense $ 688 $ 650 $ 638 $ 633 $ 686 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. Three months ended ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Three months ended March 31, 2015							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 29	$ 16	55.2%	$ -	0.0%			
Other hurricane exposure states	933	575	61.6%	207	22.2%			
Total hurricane exposure states [2]	962	591	61.4%	207	21.5%		5	1.8%
Other catastrophe exposure states [4]	799	378	47.3%	38	4.8%		8	3.9%
Total	$ 1,761	$ 969	55.0%	$ 245	13.9%	11	13	3.4%

(1) **Basis of Presentation**

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

26

27 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Allstate brand Auto $ 13 $ 9 $ 80 $ 178 $ 16 Homeowners 227 62 355 617 336 Other personal lines 29 11 19 48 49 Commercial lines 5 6 4 10 9 Other business lines - - - - - Total 274 88 458 853 410 Esurance brand Auto - 1 7 10 1 Homeowners - - - - - Other personal lines - - - - - Total - 1 7 10 1 Encompass brand Auto - - 5 15 1 Homeowners 18 6 45 56 30 Other personal lines 2 - 2 2 3 Total 20 6 52 73 34 Allstate Protection $ 294 $ 95 $ 517 $ 936 $ 445 Allstate Protection Auto $ 13 $ 10 $ 92 $ 203 $ 18 Homeowners 245 68 400 673 366 Other personal lines 31 11 21 50 52 Commercial lines 5 6 4 10 9 Other business lines - - - - - $ 294 $ 95 $ 517 $ 936 $ 445 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Three months ended

28 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2006 1.6 3.7 2.5 4.1 3.0 $ 27,369 $ 810 $ 1,044 3.8 2007 2.4 6.3 5.0 7.0 5.2 27,233 1,409 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 7,426 294 299 4.0 Average 5.4 12.5 8.3 5.3 7.8 6.8 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

29 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 1 9.1 104 35.4 1.4 104 $50 million to $100 million 2 18.2 123 41.8 1.7 62 Less than $50 million 8 72.7 72 24.5 1.0 9 Total 11 100.0% 299 101.7 4.1 27 Prior year reserve reestimates (5) (1.7) (0.1) Total catastrophe losses $ 294 100.0% 4.0 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended March 31, 2015

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Prior Year Reserve Reestimates [1]					
Auto	$ 24	$ (75)	$ (79)	$ (36)	$ (48)
Homeowners	1	(21)	(9)	41	18
Other personal lines	1	20	11	(12)	15
Commercial lines	10	(1)	(17)	(1)	(1)
Other business lines	-	(1)	-	-	-
Allstate Protection	36	(78)	(94)	(8)	(16)
Discontinued Lines and Coverages	1	2	105	2	3
Property-Liability	$ 37	$ (76)	$ 11	$ (6)	$ (13)
Allstate brand [2]	$ 47	$ (69)	$ (85)	$ (6)	$ (11)
Esurance brand	(4)	(5)	(3)	(5)	(3)
Encompass brand [2]	(7)	(4)	(6)	3	(2)
Allstate Protection [2]	$ 36	$ (78)	$ (94)	$ (8)	$ (16)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]					
Auto	0.3	(1.0)	(1.1)	(0.5)	(0.7)
Homeowners	-	(0.3)	(0.1)	0.6	0.3
Other personal lines	-	0.3	0.2	(0.2)	0.2
Commercial lines	0.2	-	(0.3)	-	-
Other business lines	-	-	-	-	-
Allstate Protection	0.5	(1.0)	(1.3)	(0.1)	(0.2)
Discontinued Lines and Coverages	-	-	1.4	-	-
Property-Liability	0.5	(1.0)	0.1	(0.1)	(0.2)
Allstate brand [2]	0.6	(0.9)	(1.2)	(0.1)	(0.2)
Esurance brand	-	-	-	(0.1)	-
Encompass brand [2]	(0.1)	(0.1)	(0.1)	0.1	-
Allstate Protection [2]	0.5	(1.0)	(1.3)	(0.1)	(0.2)

[1] Favorable reserve reestimates are shown in parentheses.

[2] (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection totaled $(2) million, $(3) million and $(5) million and $3 million, $(1) million and $2 million, respectively, in the three months ended March 31, 2015 and 2014, respectively.

[3] Calculated using Property-Liability premiums earned for the respective period.

30

31 2014 2013 2012 2011 2010 (net of reinsurance) Asbestos claims Beginning reserves $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 $ 1,180 Incurred claims and claims expense - 87 74 26 26 5 Claims and claims expense paid (21) (90) (83) (78) (48) (85) Ending reserves $ 993 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Claims and claims expense paid as a percent of ending reserves 2.1% 8.9% 8.2% 7.6% 4.5% 7.7% Environmental claims Beginning reserves $ 203 $ 208 $ 193 $ 185 $ 201 $ 198 Incurred claims and claims expense - 15 30 22 - 18 Claims and claims expense paid (4) (20) (15) (14) (16) (15) Ending reserves $ 199 $ 203 $ 208 $ 193 $ 185 $ 201 Claims and claims expense paid as a percent of ending reserves 2.0% 9.9% 7.2% 7.3% 8.6% 7.5% THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Twelve months ended December 31, Three months ended March 31, 2015

THE ALLSTATE CORPORATION
ALLSTATE PERSONAL LINES-AUTO, HOMEOWNERS AND OTHER PERSONAL LINES PROFITABILITY MEASURES
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written					
Auto	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292
Homeowners	1,379	1,598	1,831	1,765	1,342
Landlord	128	140	147	137	126
Renter	67	64	79	72	59
Condominium	51	57	62	61	48
Other	111	115	138	146	118
Other personal lines	357	376	426	416	351
Total	6,271	6,321	6,747	6,556	5,985
Net premiums earned					
Auto	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209
Homeowners	1,631	1,625	1,616	1,594	1,580
Other personal lines	391	390	389	387	385
Total	6,454	6,391	6,357	6,278	6,174
Incurred losses					
Auto	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858
Homeowners	894	634	930	1,212	994
Other personal lines	244	223	229	226	279
Total	4,313	3,960	4,123	4,449	4,131
Expenses					
Auto	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075
Homeowners	389	399	382	359	385
Other personal lines	105	118	103	105	108
Total	1,607	1,657	1,573	1,553	1,568
Underwriting income (loss)					
Auto	$ 144	$ 133	$ 300	$ 197	$ 276
Homeowners	348	592	304	23	201
Other personal lines	42	49	57	56	(2)
Total	534	774	661	276	475
Loss ratio	66.8	62.0	64.9	70.9	66.9
Expense ratio	24.9	25.9	24.7	24.7	25.4
Combined ratio	91.7	87.9	89.6	95.6	92.3
Effect of catastrophe losses on combined ratio	4.2	1.3	7.1	13.4	6.5
Effect of prior year reserve reestimates on combined ratio	0.6	(1.0)	(1.1)	(0.1)	(0.2)
Underlying combined ratio	86.9	87.6	83.6	82.8	86.0
Effect of catastrophe losses	4.2	1.3	7.1	13.4	6.5
Effect of prior year non-catastrophe reserve reestimates	0.6	(1.0)	(1.1)	(0.6)	(0.2)
Combined ratio	91.7	87.9	89.6	95.6	92.3
Policies in Force (in thousands)					
Auto	20,036	19,916	19,751	19,605	19,413
Homeowners	6,114	6,106	6,082	6,069	6,063
Other personal lines	4,135	4,107	4,084	4,052	4,032
Excess and surplus	27	27	26	25	23
Total	30,312	30,156	29,943	29,751	29,531

32

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, COMMERCIAL LINES, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES

($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Net premiums written					
Esurance	$ 441	$ 359	$ 408	$ 340	$ 406
Encompass	282	310	343	341	286
Commercial lines	128	126	122	130	116
Allstate Roadside Services	91	86	96	94	97
Allstate Dealer Services	93	90	89	86	79
Other business lines	184	176	185	180	176
Total	1,035	971	1,058	991	984
Net premiums earned					
Esurance	$ 387	$ 381	$ 373	$ 366	$ 343
Encompass	319	317	318	308	304
Commercial lines	125	125	120	121	110
Other business lines	141	140	138	131	133
Total	972	963	949	926	890
Incurred losses					
Esurance	$ 299	$ 302	$ 285	$ 276	$ 260
Encompass	213	200	254	273	221
Commercial lines	98	88	72	78	81
Other business lines	69	65	70	64	63
Total	679	655	681	691	625
Expenses					
Esurance	$ 157	$ 138	$ 150	$ 135	$ 176
Encompass	92	95	95	94	91
Commercial lines	38	41	38	35	34
Other business lines	69	63	63	52	62
Answer Financial	2	4	4	3	2
Total	358	341	350	319	365
Underwriting income (loss)					
Esurance	$ (69)	$ (59)	$ (62)	$ (45)	$ (93)
Encompass	14	22	(31)	(59)	(8)
Commercial lines	(11)	(4)	10	8	(5)
Other business lines	3	12	5	15	8
Answer Financial	(2)	(4)	(4)	(3)	(2)
Total	(65)	(33)	(82)	(84)	(100)
Loss ratio	69.9	68.0	71.7	74.6	70.2
Expense ratio	36.8	35.4	36.9	34.5	41.0
Combined ratio	106.7	103.4	108.6	109.1	111.2
Effect of catastrophe losses on combined ratio	2.6	1.3	6.6	10.0	4.9
Effect of prior year reserve reestimates on combined ratio	(0.1)	(1.2)	(2.7)	(0.3)	(0.7)
Effect of amortization of purchased intangible assets	1.2	1.8	1.8	1.9	1.9
Underlying combined ratio	102.8	101.6	103.2	97.6	105.1
Effect of catastrophe losses	2.6	1.3	6.6	10.0	4.9
Effect of prior year non-catastrophe reserve reestimates	0.1	(1.3)	(3.0)	(0.4)	(0.7)
Effect of amortization of purchased intangible assets	1.2	1.8	1.8	1.9	1.9
Combined ratio	106.7	103.4	108.6	109.1	111.2
Policies in Force (in thousands)					
Esurance	1,527	1,470	1,449	1,431	1,402
Encompass	1,259	1,277	1,280	1,276	1,261
Commercial lines	326	325	320	313	305
Other business lines	941	948	958	972	991
Total	4,053	4,020	4,007	3,992	3,959

33

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS [1]
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Premiums	$ 328	$ 312	$ 308	$ 312	$ 327
Contract charges	209	208	204	206	280
Net investment income	484	480	473	538	640
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	(1)	-
Contract benefits	(441)	(431)	(433)	(413)	(488)
Interest credited to contractholder funds	(192)	(199)	(200)	(208)	(291)
Amortization of deferred policy acquisition costs	(69)	(60)	(56)	(65)	(74)
Operating costs and expenses	(123)	(121)	(115)	(112)	(118)
Restructuring and related charges	-	-	1	(1)	(2)
Income tax expense on operations	(62)	(61)	(57)	(91)	(85)
Operating income	134	128	125	165	189
Realized capital gains and losses, after-tax	72	81	19	(6)	-
Valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(3)	2	(3)	(11)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(3)	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	1	-
(Loss) gain on disposition of operations, after-tax	(1)	2	(27)	(12)	(16)
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	-	-	-
Net income available to common shareholders	$ 183	$ 208	$ 116	$ 145	$ 162

(1) Refer to pages 35 for further details related to the impact of LBL on comparison of Allstate Financial results.

34

THE ALLSTATE CORPORATION
IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS [1]
($ in millions)

	Three months ended				
	March 2015	March 2014	Change	Q1 2014 LBL results	Change excl.LBL
Premiums and contract charges	$ 537	$ 607	$ (70)	$ 85	$ 15
Net investment income	484	640	(156)	126	(30)
Contract benefits	(441)	(488)	47	(65)	(18)
Interest credited to contractholder funds	(192)	(291)	99	(80)	19
Amortization of deferred policy acquisition costs	(69)	(74)	5	(6)	(1)
Operating costs and expenses	(123)	(118)	(5)	(8)	(13)
Restructuring and related charges	-	(2)	2	-	2
Income tax expense on operations	(62)	(85)	23	(18)	5
Operating income	134	189	(55)	34	(21)
Realized capital gains and losses, after-tax	72	-	72	-	72
Valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(11)	6	(6)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after tax	-	-	-	-	-
(Loss) gain on disposition of operations, after-tax	(1)	(16)	15	-	15
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	(17)	-	(17)
Net income available to common shareholders	$ 183	$ 162	$ 21	$ 28	$ 49

(1) As a result of LBL disposition on April 1, 2014, Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, results of LBL business for the first quarter of 2014 were excluded in this presentation.

35

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Attributed Equity					
Numerator:					
Net income available to common shareholders [(1)]	$ 652	$ 631	$ 542	$ 66	$ 111
Denominator:					
Beginning attributed equity [(2)]	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Ending attributed equity	7,920	7,672	7,356	7,262	7,812
Average attributed equity [(3)]	$ 7,866	$ 7,473	$ 7,588	$ 7,743	$ 8,215
Return on attributed equity	8.3 %	8.4 %	7.1 %	0.9 %	1.4 %
Operating Income Return on Attributed Equity					
Numerator:					
Operating income [(1)]	$ 552	$ 607	$ 639	$ 641	$ 633
Denominator:					
Beginning attributed equity [(2)]	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Unrealized net capital gains and losses	1,280	946	1,076	1,120	1,702
Adjusted beginning attributed equity	6,532	6,327	6,743	7,104	6,915
Ending attributed equity	7,920	7,672	7,356	7,262	7,812
Unrealized net capital gains and losses	1,499	1,420	1,305	1,285	1,280
Adjusted ending attributed equity	6,421	6,252	6,051	5,977	6,532
Average adjusted attributed equity [(3)]	$ 6,477	$ 6,290	$ 6,397	$ 6,541	$ 6,724
Operating income return on attributed equity	8.5 %	9.7 %	10.0 %	9.8 %	9.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

36

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT					
Underwritten Products					
Traditional life insurance premiums	$ 132	$ 133	$ 126	$ 125	$ 127
Accident and health insurance premiums	196	180	182	187	195
Interest-sensitive life insurance contract charges	206	203	200	202	274
	534	516	508	514	596
Annuities					
Immediate annuities with life contingencies premiums	-	(1)	-	-	5
Other fixed annuity contract charges	3	5	4	4	6
	3	4	4	4	11
Total	$ 537	$ 520	$ 512	$ 518	$ 607
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL					
Allstate agencies [(1)]	$ 297	$ 294	$ 288	$ 285	$ 291
Workplace enrolling agents	210	198	198	203	204
Other [(2)]	30	28	26	30	112
Total	$ 537	$ 520	$ 512	$ 518	$ 607
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE [(3)]					
Underwritten Products					
Traditional life insurance premiums	$ -	$ -	$ -	$ -	$ 6
Accident and health insurance premiums	-	-	-	-	6
Interest-sensitive life insurance contract charges	-	-	-	-	71
	-	-	-	-	83
Annuities					
Immediate annuities with life contingencies premiums	-	-	-	-	-
Other fixed annuity contract charges	-	-	-	-	2
	-	-	-	-	2
Total	$ -	$ -	$ -	$ -	$ 85
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [(4)]	30,091	38,576	31,974	30,267	27,697
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [(5)]	$ 65	$ 183	$ 63	$ 58	$ 52

(1) Includes products directly sold through call centers and internet.
(2) Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.
(3) Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.
(4) Policies sold reduced by lapses within twelve months of sale.
(5) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

37

THE ALLSTATE CORPORATION
CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Contractholders funds, beginning balance	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 24,304
Contractholders funds classified as held for sale, beginning balance	-	-	-	10,661	10,945
Total contractholders funds, including those classified as held for sale	22,529	22,848	23,472	34,650	35,249
Deposits					
Interest-sensitive life insurance	249	248	247	246	318
Fixed annuities	51	43	48	56	127
Total deposits	300	291	295	302	445
Interest credited	199	202	197	212	308
Benefits, withdrawals, maturities and other adjustments					
Benefits	(273)	(242)	(286)	(289)	(380)
Surrenders and partial withdrawals	(305)	(377)	(630)	(554)	(712)
Maturities of and interest payments on institutional products	-	(1)	(1)	-	-
Contract charges	(203)	(204)	(197)	(199)	(281)
Net transfers from separate accounts	1	1	2	1	3
Other adjustments	19	11	(4)	11	18
Total benefits, withdrawals, maturities and other adjustments	(761)	(812)	(1,116)	(1,030)	(1,352)
Contractholder funds sold in LBL disposition	-	-	-	(10,662)	-
Contractholder funds classified as held for sale, ending balance	-	-	-	-	(10,661)
Contractholder funds, ending balance	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989

38

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Benefit spread					
Premiums	$ 328	$ 312	$ 308	$ 312	$ 327
Cost of insurance contract charges [1]	138	136	135	135	187
Contract benefits excluding the implied interest on immediate annuities with life contingencies [2]	(312)	(301)	(302)	(283)	(358)
Total benefit spread	154	147	141	164	156
Investment spread					
Net investment income	484	480	473	538	640
Implied interest on immediate annuities with life contingencies [2]	(129)	(130)	(131)	(130)	(130)
Interest credited to contractholder funds	(199)	(202)	(198)	(212)	(307)
Total investment spread	156	148	144	196	203
Surrender charges and contract maintenance expense fees [1]	71	72	69	71	93
Realized capital gains and losses	111	125	28	(10)	1
Amortization of deferred policy acquisition costs	(70)	(62)	(58)	(66)	(74)
Operating costs and expenses	(123)	(121)	(115)	(112)	(118)
Restructuring and related charges	-	-	1	(1)	(2)
Gain on disposition of operations	(2)	3	(26)	(8)	(59)
Income tax expense	(114)	(104)	(68)	(89)	(38)
Net income available to common shareholders	$ 183	$ 208	$ 116	$ 145	$ 162
Benefit spread by product group					
Life insurance	$ 68	$ 72	$ 72	$ 86	$ 74
Accident and health insurance	107	91	99	97	102
Annuities	(21)	(16)	(30)	(19)	(20)
Total benefit spread	$ 154	$ 147	$ 141	$ 164	$ 156
Investment spread by product group					
Annuities and institutional products	$ 69	$ 58	$ 54	$ 98	$ 110
Life insurance	33	24	23	26	30
Accident and health insurance	4	4	4	4	7
Net investment income on investments supporting capital	57	65	61	72	73
Investment spread before valuation changes on embedded derivatives that are not hedged	163	151	142	200	220
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(7)	(3)	2	(4)	(17)
Total investment spread	$ 156	$ 148	$ 144	$ 196	$ 203
[1] **Reconciliation of contract charges**					
Cost of insurance contract charges	$ 138	$ 136	$ 135	$ 135	$ 187
Surrender charges and contract maintenance expense fees	71	72	69	71	93
Total contract charges	$ 209	$ 208	$ 204	$ 206	$ 280
[2] **Reconciliation of contract benefits**					
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (312)	$ (301)	$ (302)	$ (283)	$ (358)
Implied interest on immediate annuities with life contingencies	(129)	(130)	(131)	(130)	(130)
Total contract benefits	$ (441)	$ (431)	$ (433)	$ (413)	$ (488)

39

40 Weighted average Weighted average Weighted average Weighted average Weighted average Weighted average investment yield interest crediting rate investment spreads investment yield interest crediting rate investment spreads Interest-sensitive life insurance 5.1% 3.9% 1.2% 5.1% 3.8% 1.3 % Deferred fixed annuities and institutional products 4.3 2.8 1.5 4.5 2.9 1.6 Immediate fixed annuities with and without life contingencies 7.3 5.9 1.4 7.5 5.9 1.6 Investments supporting capital, traditional life and other products 4.2 n/a n/a 4.0 n/a n/a (1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014. Three months ended March 31, 2015 Three months ended March 31, 2014 (1) THE ALLSTATE CORPORATION ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

41 Twelve months ended March 31, 2015 Attributed equity Reserves and excluding unrealized March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2015 2014 2014 2014 2014 Underwritten products Life insurance $ 10,534 $ 2,336 $ 251 9.8% 11.0% 11.7% 8.9% 9.0 % Accident and health insurance 834 645 104 15.9 16.0 15.0 14.5 14.7 Subtotal 11,368 2,981 355 11.1 12.1 12.4 9.9 10.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,061 1,531 8 0.6 1.1 1.4 2.0 0.7 Standard structured settlements and SPIA (2) 7,196 1,106 69 8.4 10.5 12.2 16.8 13.2 Subtotal 12,257 2,637 77 3.7 4.5 5.3 7.1 5.0 Deferred Annuities 10,876 802 119 10.3 11.1 10.7 12.0 12.3 Institutional products 85 1 1 Subtotal 23,218 3,440 197 6.0 7.3 7.7 9.6 8.7 Total Allstate Financial $ 34,586 $ 6,421 $ 552 8.5 9.7 10.0 9.8 9.4 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 61 $ 25 $ 48 $ 134 Realized capital gains and losses, after-tax 2 - 70 72 Valuation changes on embedded derivatives that are not hedged, after-tax - - (5) (5) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (1) - 1 - DAC and DSI unlocking relating to realized capital gains and losses, after-tax - - - - Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - Loss on disposition of operations, after-tax (1) - - (1) Change in accounting for investments in qualified affordable housing projects, after-tax (6) - (11) (17) Net income available to common shareholders $ 55 $ 25 $ 103 $ 183 (1) (2) (3) (4) (5) Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of March 31, 2015 Three months ended March 31, 2015 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE [1]
(in thousands)

	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT					
Underwritten products					
Life insurance	2,448	2,434	2,432	2,436	2,588
Accident and health insurance	2,777	2,555	2,530	2,577	2,593
	5,225	4,989	4,962	5,013	5,181
Annuities					
Deferred annuities	186	191	197	205	337
Immediate annuities	106	108	108	110	111
	292	299	305	315	448
Total	5,517	5,288	5,267	5,328	5,629
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS					
Allstate Agencies [2]	1,904	1,902	1,898	1,895	1,938
Allstate Benefits	3,218	2,983	2,957	3,010	3,040
Other [3]	395	403	412	423	651
Total	5,517	5,288	5,267	5,328	5,629
INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE					
Life insurance	-	-	-	-	142
Deferred annuities	-	-	-	-	124
Total	-	-	-	-	266

(1) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2) Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

(3) Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.

42

THE ALLSTATE CORPORATION
ALLSTATE LIFE AND ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended March 31, 2015				For the three months ended March 31, 2014			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 125	$ -	$ 203	$ 328	$ 126	$ 5	$ 196	$ 327
Contract charges	180	3	26	209	250	6	24	280
Net investment income	121	345	18	484	159	463	18	640
Contract benefits	(184)	(153)	(104)	(441)	(228)	(157)	(103)	(488)
Interest credited to contractholder funds	(69)	(113)	(10)	(192)	(98)	(184)	(9)	(291)
Amortization of deferred policy acquisition costs	(32)	(1)	(36)	(69)	(38)	(3)	(33)	(74)
Operating costs and expenses	(58)	(10)	(55)	(123)	(60)	(6)	(52)	(118)
Restructuring and related charges	-	-	-	-	(2)	-	-	(2)
Income tax expense on operations	(24)	(23)	(15)	(62)	(31)	(40)	(14)	(85)
Operating income	59	48	27	134	78	84	27	189
Realized capital gains and losses, after-tax	2	70	-	72	-	-	-	-
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(5)	-	(5)	-	(11)	-	(11)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	1	-	-	-	-	-	-
DAC and DSI unlocking relating to realized capital gains and losses, after tax	-	-	-	-	-	-	-	-
Loss on disposition of operations, after-tax	(1)	-	-	(1)	(7)	(9)	-	(16)
Change in accounting for investments in qualified affordable housing projects, after-tax	(6)	(11)	-	(17)	-	-	-	-
Net income	$ 53	$ 103	$ 27	$ 183	$ 71	$ 64	$ 27	$ 162
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 124	$ -	$ 8	$ 132	$ 120	$ -	$ 7	$ 127
Accident and health insurance premiums	1	-	195	196	6	-	189	195
Interest-sensitive life insurance contract charges	180	-	26	206	250	-	24	274
	305	-	229	534	376	-	220	596
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	5	-	5
Other fixed annuity contract charges	-	3	-	3	-	6	-	6
	-	3	-	3	-	11	-	11
Total life and annuity premiums and contract charges	$ 305	$ 3	$ 229	$ 537	$ 376	$ 11	$ 220	$ 607
Benefit Spread by Product Group								
Life Insurance	$ 63	$ -	$ 5	$ 68	$ 71	$ -	$ 3	$ 74
Accident and health insurance	(1)	-	108	107	(1)	-	103	102
Annuities	-	(21)	-	(21)	-	(20)	-	(20)
Total benefit spread	$ 62	$ (21)	$ 113	$ 154	$ 70	$ (20)	$ 106	$ 156
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 69	$ -	$ 69	$ -	$ 110	$ -	$ 110
Life insurance	31	-	2	33	28	-	2	30
Accident and health insurance	2	-	2	4	4	-	3	7
Net investment income on investments supporting capital	20	33	4	57	29	40	4	73
Investment spread before valuation changes on embedded derivatives that are not hedged	53	102	8	163	61	150	9	220
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(7)	-	(7)	-	(17)	-	(17)
Total investment spread	$ 53	$ 95	$ 8	$ 156	$ 61	$ 133	$ 9	$ 203

43

44 March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2014 2014 2014 2014 Net investment income $ 8 $ 5 $ 6 $ 9 $ 7 Operating costs and expenses (5) (14) (6) (10) (8) Interest expense (73) (73) (77) (84) (87) Income tax benefit on operations 26 32 28 32 32 Preferred stock dividends (29) (29) (31) (31) (13) Operating loss (73) (79) (80) (84) (69) Realized capital gains and losses, after-tax - - - (1) 1 Net loss available to common shareholders $ (73) $ (79) $ (80) $ (85) $ (68) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Three months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL [1]				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Fixed income securities, at fair value:										
Tax-exempt	$ 4,362	$ 4,138	$ 4,288	$ 4,353	$ 4,618	$ 28	$ 75	$ 39	$ 2	$ 2
Taxable	25,674	26,696	27,078	26,091	24,223	28,798	29,007	28,984	29,898	30,057
Equity securities, at fair value	3,074	3,076	3,053	4,072	4,341	1,089	1,028	1,282	1,322	956
Mortgage loans	333	370	372	373	403	3,943	3,818	3,771	3,801	4,069
Limited partnership interests	2,571	2,498	2,411	2,438	2,900	2,124	2,024	1,933	1,866	2,121
Short-term, at fair value	932	822	1,328	812	894	948	1,026	880	1,038	870
Other	1,536	1,483	1,401	1,531	1,528	1,860	1,831	1,718	1,607	1,635
Total	$ 38,482	$ 39,083	$ 39,931	$ 39,670	$ 38,907	$ 38,790	$ 38,809	$ 38,607	$ 39,534	$ 39,710
Fixed income securities, amortized cost:										
Tax-exempt	$ 4,276	$ 4,054	$ 4,181	$ 4,238	$ 4,521	$ 28	$ 74	$ 39	$ 2	$ 2
Taxable	25,181	26,376	26,715	25,484	23,696	26,245	26,668	26,785	27,464	28,130
Ratio of fair value to amortized cost	102.0%	101.3%	101.5%	102.4%	102.2%	109.7%	108.8%	108.2%	108.9%	106.8%
Equity securities, cost	$ 2,706	$ 2,723	$ 2,745	$ 3,492	$ 3,737	$ 1,043	$ 969	$ 1,132	$ 1,166	$ 838
Short-term, amortized cost	932	822	1,328	812	894	948	1,026	880	1,038	870

	CORPORATE AND OTHER					CONSOLIDATED				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Fixed income securities, at fair value:										
Tax-exempt	$ 568	$ 564	$ 561	$ 565	$ 558	$ 4,958	$ 4,777	$ 4,888	$ 4,920	$ 5,178
Taxable	1,973	1,960	1,363	1,725	1,703	56,445	57,663	57,425	57,714	55,983
Equity securities, at fair value	3	-	-	-	-	4,166	4,104	4,335	5,394	5,297
Mortgage loans	-	-	-	-	-	4,276	4,188	4,143	4,174	4,472
Limited partnership interests	4	5	4	5	3	4,699	4,527	4,348	4,309	5,024
Short-term, at fair value	617	692	255	1,064	809	2,497	2,540	2,463	2,914	2,573
Other	-	-	-	-	-	3,396	3,314	3,119	3,138	3,163
Total	$ 3,165	$ 3,221	$ 2,183	$ 3,359	$ 3,073	$ 80,437	$ 81,113	$ 80,721	$ 82,563	$ 81,690
Fixed income securities, amortized cost:										
Tax-exempt	$ 547	$ 543	$ 536	$ 541	$ 538	$ 4,851	$ 4,671	$ 4,756	$ 4,781	$ 5,061
Taxable	1,958	1,957	1,360	1,718	1,700	53,384	55,001	54,860	54,666	53,526
Ratio of fair value to amortized cost	101.4%	101.0%	101.5%	101.4%	101.0%	105.4%	104.6%	104.5%	105.4%	104.4%
Equity securities, cost	$ 3	$ -	$ -	$ -	$ -	$ 3,752	$ 3,692	$ 3,877	$ 4,658	$ 4,575
Short-term, amortized cost	617	692	255	1,064	809	2,497	2,540	2,463	2,914	2,573

(1) Excludes investments classified as held for sale that totaled $11.5 billion as of March 31, 2014.

45

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Investment position					
Accounting basis					
Cost method	$ 1,137	$ 1,122	$ 1,144	$ 1,157	$ 1,346
Equity method ("EMA") [(1)]	3,562	3,405	3,204	3,152	3,678
Total	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Cost method-fair value [(2)]	$ 1,494	$ 1,488	$ 1,555	$ 1,577	$ 1,764
Underlying investment					
Private equity / debt funds	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674
Real estate funds	1,366	1,413	1,425	1,517	1,577
Other [(3)]	364	358	164	161	773
Total	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Segment					
Property-Liability	$ 2,571	$ 2,498	$ 2,411	$ 2,438	$ 2,900
Allstate Financial	2,124	2,024	1,933	1,866	2,121
Corporate and Other	4	5	4	5	3
Total	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Total Income					
Accounting basis					
Cost method	$ 42	$ 60	$ 25	$ 66	$ 50
Equity method [(4)]	156	55	137	129	92
Total	$ 198	$ 115	$ 162	$ 195	$ 142
Underlying investment					
Private equity / debt funds	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate funds	123	25	93	55	38
Other	(5)	(6)	3	17	(2)
Total	$ 198	$ 115	$ 162	$ 195	$ 142
Segment					
Property-Liability	$ 126	$ 57	$ 112	$ 102	$ 75
Allstate Financial	72	58	51	91	67
Corporate and Other	-	-	(1)	2	-
Total	$ 198	$ 115	$ 162	$ 195	$ 142

(1) As of March 31, 2015, valuations of EMA limited partnerships include approximately $549 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3) In periods prior to June 30, 2014, other included tax credit funds.

(4) The increase in first quarter 2015 compared to first quarter 2014 was primarily due to higher equity method limited partnership income resulting primarily from favorable real estate valuations. Economic conditions that have contributed to favorable market performance continue to be reflected in strong limited partnership results, but we continue to expect this income to vary significantly between periods.

46

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	March 31, 2015			December 31, 2014			September 30, 2014		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 134	$ 4,106	103.4	$ 136	$ 4,328	103.2	$ 128	$ 4,309	103.1
Municipal	670	8,713	108.3	620	8,497	107.9	557	8,535	107.0
Corporate	2,120	42,375	105.3	1,758	42,144	104.4	1,742	41,071	104.4
Foreign government	85	1,375	106.6	102	1,645	106.6	96	1,693	106.0
Asset-backed securities ("ABS")	8	3,055	100.3	7	3,978	100.2	18	4,709	100.4
Residential mortgage-backed securities ("RMBS")	105	1,154	110.0	99	1,207	108.9	104	1,289	108.8
Commercial mortgage-backed securities ("CMBS")	42	600	107.5	42	615	107.3	48	681	107.6
Redeemable preferred stock	4	25	119.0	4	26	118.2	4	26	118.2
Total fixed income securities	3,168	61,403	105.4	2,768	62,440	104.6	2,697	62,313	104.5
Equity securities	414	4,166	111.0	412	4,104	111.2	458	4,335	111.8
Short-term investments	-	2,497	100.0	-	2,540	100.0	-	2,463	100.0
Derivatives	3	79	n/a	(2)	92	n/a	(8)	73	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,581			3,173			3,142		
Amounts recognized for:									
Insurance reserves [3]	(79)			(28)			(169)		
DAC and DSI [4]	(212)			(179)			(158)		
Amounts recognized	(291)			(207)			(327)		
Deferred income taxes	(1,153)			(1,040)			(988)		
Unrealized net capital gains and losses, after-tax	$ 2,137			$ 1,926			$ 1,827		

	June 30, 2014			March 31, 2014			December 31, 2013		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 146	$ 4,853	103.1	$ 132	$ 3,806	103.6	$ 122	$ 2,913	104.4
Municipal	552	8,561	106.9	421	8,716	105.1	277	8,723	103.3
Corporate	2,185	41,467	105.6	1,743	41,159	104.4	1,272	40,603	103.2
Foreign government	107	1,676	106.8	96	1,737	105.9	88	1,824	105.1
ABS	40	3,943	101.0	38	3,497	101.1	27	4,518	100.6
RMBS	99	1,362	107.8	93	1,438	106.9	71	1,474	105.1
CMBS	54	746	107.8	47	783	106.4	41	829	105.2
Redeemable preferred stock	4	26	118.2	4	25	119.0	4	26	118.2
Total fixed income securities	3,187	62,634	105.4	2,574	61,161	104.4	1,902	60,910	103.2
Equity securities	736	5,394	115.8	722	5,297	115.8	624	5,097	114.0
Short-term investments	-	2,914	100.0	-	2,573	100.0	-	2,393	100.0
Derivatives	(19)	103	n/a	(19)	169	n/a	(18)	269	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(4)	n/a	n/a	(3)	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	327	n/a	n/a	190	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,899			3,600			2,695		
Amounts recognized for:									
Insurance reserves [3]	(399)			(134)			-		
DAC and DSI [4]	(189)			(245)			(158)		
Amounts recognized	(588)			(379)			(158)		
Deferred income taxes	(1,161)			(1,130)			(891)		
Unrealized net capital gains and losses, after-tax	$ 2,150			$ 2,091			$ 1,646		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

47

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
NET INVESTMENT INCOME					
Fixed income securities	$ 568	$ 577	$ 581	$ 584	$ 705
Equity securities	23	26	28	35	28
Mortgage loans	55	59	54	71	81
Limited partnership interests	198	115	162	195	142
Short-term	1	2	1	3	1
Other	45	43	41	44	42
Subtotal	890	822	867	932	999
Less: Investment expense	(40)	(43)	(44)	(34)	(40)
Net investment income	$ 850	$ 779	$ 823	$ 898	$ 959
PRE-TAX YIELDS [1]					
Fixed income securities	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %
Equity securities	2.5	2.7	2.6	3.1	2.5
Mortgage loans	5.2	5.7	5.2	6.6	5.4
Limited partnership interests	17.2	10.4	15.0	16.7	11.4
Total portfolio	4.6	4.2	4.4	4.7	4.5
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (19)	$ (20)	$ 10	$ (6)	$ (16)
Change in intent write-downs	(30)	(46)	(63)	(39)	(65)
Net other-than-temporary impairment losses recognized in earnings	(49)	(66)	(53)	(45)	(81)
Sales	216	183	355	290	147
Valuation and settlements of derivative instruments	(28)	(11)	(8)	(5)	(12)
Total	$ 139	$ 106	$ 294	$ 240	$ 54
TOTAL RETURN ON INVESTMENT PORTFOLIO [2]	1.7 %	1.1 %	0.4 %	2.2 %	2.1 %
AVERAGE INVESTMENT BALANCES (in billions) [3]	$ 77.4	$ 77.7	$ 78.1	$ 78.5	$ 78.5

(1) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014.

48

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
NET INVESTMENT INCOME					
Fixed income securities:					
Tax-exempt	$ 25	$ 26	$ 27	$ 29	$ 31
Taxable	190	191	189	183	184
Equity securities	18	22	21	29	23
Mortgage loans	4	4	4	4	5
Limited partnership interests [(1)]	126	57	112	102	75
Short-term	1	1	-	2	1
Other	17	17	15	19	14
Subtotal	381	318	368	368	333
Less: Investment expense	(23)	(24)	(24)	(17)	(21)
Net investment income	$ 358	$ 294	$ 344	$ 351	$ 312
Net investment income, after-tax	$ 242	$ 201	$ 234	$ 240	$ 215
PRE-TAX YIELDS [(2)]					
Fixed income securities:					
Tax-exempt	2.4 %	2.5 %	2.6 %	2.7 %	2.7 %
Equivalent yield for tax-exempt	3.5	3.6	3.8	3.9	3.9
Taxable	2.9	2.9	2.9	3.0	3.1
Equity securities	2.6	3.2	2.7	3.2	2.5
Mortgage loans	4.5	4.1	4.1	4.9	4.3
Limited partnership interests	19.9	9.3	18.4	15.3	10.3
Total portfolio	4.0	3.3	3.8	3.9	3.5
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE					
Fixed income securities:					
Tax-exempt	$ 2	$ 2	$ 2	$ 8	$ 4
Taxable	10	9	22	49	36
Equity securities	46	(15)	218	225	20
Limited partnership interests	2	2	31	(23)	7
Derivatives and other	(32)	(18)	(7)	(9)	(14)
Total	$ 28	$ (20)	$ 266	$ 250	$ 53
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (12)	$ (11)	$ 8	$ (6)	$ (12)
Change in intent write-downs	(27)	(42)	(42)	(25)	(60)
Net other-than-temporary impairment losses recognized in earnings	(39)	(53)	(34)	(31)	(72)
Sales	99	49	312	289	139
Valuation and settlements of derivative instruments	(32)	(16)	(12)	(8)	(14)
Total	$ 28	$ (20)	$ 266	$ 250	$ 53
AVERAGE INVESTMENT BALANCES (in billions) [(3)]	$ 37.9	$ 38.7	$ 38.8	$ 38.0	$ 38.1

(1) As of March 31, 2015, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.18 billion.

(2) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

49

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
NET INVESTMENT INCOME					
Fixed income securities	$ 344	$ 353	$ 359	$ 365	$ 484
Equity securities	5	4	7	6	5
Mortgage loans	51	55	50	67	76
Limited partnership interests [(1)]	72	58	51	91	67
Short-term	-	1	-	1	-
Other	27	25	25	24	26
Subtotal	499	496	492	554	658
Less: Investment expense	(15)	(16)	(19)	(16)	(18)
Net investment income	$ 484	$ 480	$ 473	$ 538	$ 640
Net investment income, after-tax	$ 315	$ 313	$ 307	$ 350	$ 416
PRE-TAX YIELDS [(2)]					
Fixed income securities	5.2 %	5.3 %	5.3 %	5.3 %	5.4 %
Equity securities	2.1	1.6	2.3	2.7	2.4
Mortgage loans	5.2	5.8	5.3	6.8	5.5
Limited partnership interests	13.8	11.8	10.9	18.2	12.8
Total portfolio	5.5	5.5	5.4	5.9	5.7
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE					
Fixed income securities	$ 68	$ (3)	$ (1)	$ 5	$ (4)
Equity securities	32	123	(5)	14	2
Mortgage loans	-	(1)	2	(2)	3
Limited partnership interests	4	1	28	(28)	(5)
Derivatives and other	7	5	4	1	5
Total	$ 111	$ 125	$ 28	$ (10)	$ 1
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE					
Impairment write-downs	$ (7)	$ (9)	$ 2	$ -	$ (4)
Change in intent write-downs	(3)	(4)	(21)	(14)	(5)
Net other-than-temporary impairment losses recognized in earnings	(10)	(13)	(19)	(14)	(9)
Sales	117	133	43	1	8
Valuation and settlements of derivative instruments	4	5	4	3	2
Total	$ 111	$ 125	$ 28	$ (10)	$ 1
AVERAGE INVESTMENT BALANCES (in billions) [(3)]	$ 36.3	$ 36.3	$ 36.6	$ 37.3	$ 37.7

(1) As of March 31, 2015, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.18 billion.

(2) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014.

50

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Consolidated investment portfolio					
Interest-bearing [1]	$ 71,287	$ 72,201	$ 71,755	$ 72,580	$ 71,084
Equity/owned [2]	9,150	8,912	8,966	9,983	10,606
Total	$ 80,437	$ 81,113	$ 80,721	$ 82,563	$ 81,690
Consolidated portfolio total return [3]					
Interest-bearing	1.4 %	0.9 %	0.2 %	1.8 %	1.7 %
Equity/owned	0.4	0.2	0.2	0.4	0.4
Investment expenses	(0.1)	-	-	-	-
Total	1.7	1.1	0.4	2.2	2.1
Consolidated portfolio total return [3]					
Income	1.0 %	1.0 %	1.0 %	1.1 %	1.1 %
Valuation	0.7	0.1	(0.6)	1.1	1.0
Total	1.7	1.1	0.4	2.2	2.1
Consolidated net investment income					
Interest-bearing	$ 664	$ 675	$ 672	$ 695	$ 824
Equity/owned	226	147	195	237	175
Investment expenses	(40)	(43)	(44)	(34)	(40)
Total	$ 850	$ 779	$ 823	$ 898	$ 959
Consolidated Interest-bearing pre-tax yield [4]	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %
Property-Liability net investment income					
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 226	$ 225	$ 223	$ 219	$ 219
Prepayment premiums and litigation proceeds	7	9	8	12	13
Total Interest-bearing	233	234	231	231	232
Equity/owned	148	84	137	137	101
Less: Investment expenses	(23)	(24)	(24)	(17)	(21)
Total	358	294	344	351	312
Less: prepayment premiums and litigation proceeds	(7)	(9)	(8)	(12)	(13)
Total excluding prepayment premiums and litigation proceeds	$ 351	$ 285	$ 336	$ 339	$ 299
Property-Liability interest-bearing pre-tax yield	2.9 %	2.8 %	2.8 %	2.9 %	3.0 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.8 %	2.7 %	2.7 %	2.8 %	2.8 %
Allstate Financial net investment income					
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 413	$ 420	$ 426	$ 432	$ 556
Prepayment premiums and litigation proceeds	8	13	7	24	28
Total interest-bearing	421	433	433	456	584
Equity/owned	78	63	59	98	74
Less: Investment expenses	(15)	(16)	(19)	(16)	(18)
Total	484	480	473	538	640
Less: prepayment premiums and litigation proceeds	(8)	(13)	(7)	(24)	(28)
Total excluding prepayment premiums and litigation proceeds	$ 476	$ 467	$ 466	$ 514	$ 612
Allstate Financial interest-bearing pre-tax yield	5.1 %	5.2 %	5.2 %	5.3 %	5.3 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	5.0 %	5.0 %	5.1 %	5.0 %	5.0 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.
(2) Includes limited partnership interests, equity securities and real estate.
(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.
(4) Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year. Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014.

51

52 Definitions of Non-GAAP Measures Operating income is net income available to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income available to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income available to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income available to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property- Liability Results". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Encompass Brand Profitability Measures" , "Esurance Brand Profitability Measures", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines Profitability Measures" and "Emerging Businesses Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Esurance brand underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in the Esurance business that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of Esurance brand underlying loss ratio is provided in the schedule, "Esurance Brand Profitability Measures and Statistics".